UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2004

Hughes Supply, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 24, 2004, Hughes Supply Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for its fiscal quarter ended July 30, 2004. This information is to be considered filed under the Securities Exchange Act of 1934.

Item 8.01. Other Events

Hughes Supply, Inc. issued the press release attached as Exhibit 99.1 to this Current Report and incorporated herein by reference announcing a stock split in the form of a stock dividend. Pursuant to Rule 416 of the Securities Act of 1933, all effective registration statements of Hughes Supply, Inc. shall be deemed to cover the additional shares of common stock issuable as a result of the stock dividend, including Registration Nos. 333-35059, 333-57977, 333-57979, 333-40666, 333-40664, 333-40658, 333-100055, 333-109257, 333-19007 and 333-27935.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	Press Release of Hughes Supply, Inc. dated August 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2004

Hughes Supply, Inc.

By:	/s/ David Bearman
David Bearman Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Index to Exhibit filed with Form 8-K

Exhibit	Description of Exhibit
99.1	Press Release of Hughes Supply, Inc. dated August 24, 2004.